UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒         Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Everbridge, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

(ii)

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Everbridge, Inc., a Delaware corporation (the “Company”) by Project Emerson Parent, LLC, a Delaware corporation (“Parent”), pursuant to the terms of an Agreement and Plan of Merger, dated February 4, 2024, by and among the Company, Parent and Project Emerson Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent:

(i)	Form of Investor Letter

(ii)	Employee Letter

(iii)	Employee FAQs

(iv)	Key Messages / Talking Points for Employees

(v)	Form of Customer Letter

(vi)	Talking Points and Q&A for Customers

(vii)	Form of Partner Letter

(viii)	Talking Points and Q&A for Partners

Each item above was first used or made available on February 5, 2024.

Form of Investor Letter

Dear NAME,

We just announced that Everbridge has entered into a definitive agreement to be acquired by Thoma Bravo in a transaction that values Everbridge at approximately $1.5 billion. In an unrelated update, we also disclosed that Patrick Brickley will be transitioning his responsibilities to David Rockvam, who has joined Everbridge as EVP and CFO effective today.

Here are some key highlights for you to know regarding the transaction with Thoma Bravo:

•	The transaction delivers immediate and certain value to shareholders. Shareholders will receive $28.60 in cash per share of Everbridge owned.

•	The per share cash purchase price represents a:

•	20% premium to Everbridge’s closing share price as of February 2, 2024

•	32% premium to the 90-day volume-weighted average price

•	This transaction is the result of a thorough and deliberate process. Additional details will be included in the proxy, which we will file in the coming weeks.

•

As part of the agreement, our Board negotiated a 25-day “go-shop” period expiring at 11:59 PM on February 29, 2024, which allows the Board and its advisors to actively initiate and solicit alternative acquisition proposals from certain third parties, as described in the merger agreement. As is typical with “go-shop” periods, we do not intend to disclose developments with respect to the solicitation process unless / until we determine such disclosure is appropriate or otherwise required.

•	The transaction is expected to close in the second calendar quarter of 2024, subject to customary closing conditions and approvals. The transaction is not subject to a financing condition.

We value your investment and support. The management team is available to discuss and address any questions if you would like.

Warm regards,

Nandan

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file a proxy statement on Schedule 14A (the “proxy statement”). After the proxy statement has been declared effective by the SEC, the proxy statement will be delivered to stockholders of Everbridge. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF EVERBRIDGE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with Project Emerson Parent, LLC. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Everbridge; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about its directors and executive officers is set forth in the Everbridge Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders, which were filed with the SEC on February 24, 2023 and April 13, 2023, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1993, as amended.

Employee Letter

To: Everbridge Employees

From: David Wagner

Subject: An Exciting New Chapter for Everbridge

Team,

Today we are beginning an exciting new chapter for Everbridge. Moments ago, we announced that Everbridge has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm. The pending transaction will allow us to build on our mission, expand our global reach, and advance our vision to empower organizational resilience for all with a leading platform for enabling customers to navigate critical events successfully. I encourage you to read the announcement press release.

The history of Everbridge is marked by one constant – progress. Since I joined the business in 2022, the leadership team and I have been focused on continuing that legacy. I am proud to say that because of your hard work and alignment, we are building a customer first, high-performing culture focused on helping organizations on their resilience journey. We are delivering new products and innovation that will continue to position Everbridge as a leader in critical event management. We will continue to offer a powerful platform that thousands of customers rely on each day to anticipate, mitigate, and recover stronger from critical events. That said, the threat environment that our customers face continues to rapidly evolve, and we recognize that we must continue to evolve with it.

The Next Step in Our Journey

As we look to the future, we see an opportunity to join forces with a partner that not only has extensive experience in helping companies take their execution to the next level, but one that is also clearly aligned with our vision. Thoma Bravo has been investing in and collaborating with growth-oriented, innovative software and technology companies for over 40 years. In fact, I’ve seen firsthand what collaborative, strategic partners they are from my time as the Chief Financial Officer of Entrust, which Thoma Bravo acquired during my tenure.

Thoma Bravo’s comprehensive experience in the risk, compliance, and safety sectors as well as their commitment to fostering innovation will enable us to build on our momentum and advance our strategic priorities. Additionally, we believe Thoma Bravo brings access to a greater pool of resources as we expand our reach around the world. We will have the capacity to become a more agile organization even as we increase investments in innovation and our go-to-market platform.

We will continue to be OneEverbridge. Thoma Bravo recognizes the immense talent of our team, and we expect to continue to build on our values and unlock new and exciting opportunities for many members of our team as we grow our business with their partnership after closing.

Next Steps

In terms of next steps, the transaction is expected to close in the second calendar quarter of 2024, subject to customary closing conditions, including approval by Everbridge shareholders. Until then, we will remain an independent public company. That means we are operating our business as usual, independent from Thoma Bravo, and it is important for all of us to remain focused on our day-to-day responsibilities. Planning for after closing will be through designated teams and should not influence or interfere with our day-to-day responsibilities.

Even after the transaction closes, we expect that our business will continue to operate much the same as it does today under the Everbridge name.

CFO Transition

I also want to share some other news from this morning. We separately disclosed today that Patrick Brickley, our Chief Financial Officer, will be transitioning from his role, effective today. Patrick’s decision is part of a pre-existing succession plan and is not related in any way to today’s news with Thoma Bravo. I would like to thank Patrick for his nearly nine years of service to Everbridge and particularly for the significant contributions he made to the company more recently, serving as co-CEO, followed by onboarding me to the Company. Patrick delivered on all Board level objectives during an important transitional period, and we congratulate him as he enters the next chapter in his professional career and personal endeavors. I am personally grateful for his partnership and his support in a consultative role as we onboard our new CFO, David (Dave) Rockvam.

Dave Rockvam officially starts today in the role of CFO, and I know he is excited to partner with all of you on our path forward. Dave is an accomplished financial leader in the security and risk management space, having previously served as Chief Financial Officer for Riskonnect and Zix, where I had the opportunity to work closely with him. Prior to Zix, Dave spent more than two decades at Entrust in several executive roles, including Chief Marketing Officer, General Manager of SSL, and Head of Investor Relations. In the weeks ahead, Dave will be meeting with our senior leaders and will join us for our next All Hands.

I know this is a lot of change, and I’m sure you have additional questions regarding today’s news and what it means for the future of our business. Click here for an FAQ to address some of the questions you may have. We will also be hosting two virtual town hall meetings today at 11 a.m. and 9 p.m. ET to discuss this announcement in greater detail. I encourage you all to join. Details for the meetings and save the dates will be sent out shortly.

We expect today’s announcement will generate increased interest in our company. Consistent with company policy, please direct any inquiries you receive from the media to Jeff Young at jeff.young@everbridge.com and any inquiries you receive from investors or analysts to

Nandan Amladi at nandan.amladi@everbridge.com.

I want to thank each of you for helping build Everbridge into the company it is today. I look forward to taking the next step on this journey with you all.

Again, thank you for all you do.

Stay Healthy and Strong.

Dave

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file a proxy statement on Schedule 14A (the “proxy statement”). After the proxy statement has been declared effective by the SEC, the proxy statement will be delivered to stockholders of Everbridge. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF EVERBRIDGE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE

PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with Project Emerson Parent LLC. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Everbridge; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about its directors and executive officers is set forth in the Everbridge Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders, which were filed with the SEC on February 24, 2023 and April 13, 2023, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1993, as amended.

Employee FAQs

Employee FAQ on: Everbridge Enters into Definitive Agreement to Be Acquired by Thoma Bravo

1.	What did you announce?

•	We announced a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm.

•	Under the terms of the agreement, Everbridge shareholders will receive $28.60 per share in cash, which represents a 32% premium to the Everbridge 90-day volume-weighted average share price.

•	At the close of the transaction, Everbridge will become a private company, and our stock will no longer trade on the public market.

•	Thoma Bravo has a proven track record of helping companies grow and meet their objectives. They recognize our team’s talent, share our vision and are excited to work with us to reach our potential.

2.	Is Patrick’s transition from CFO connected to the pending transaction?

•	We have been planning around Patrick’s decision to transition leadership of our finance organization for some time, and that timeline happened to coincide with this announcement.

•	We are grateful for Patrick’s years of service to Everbridge and wish him all the best in his next chapter.

•

Patrick delivered on all Board level objectives during an important transitional period, including serving as co-CEO and onboarding Dave Wagner, and we congratulate him as he enters the next chapter in his professional career and personal endeavors.

•

Our new CFO, David (Dave) Rockvam starts today in the role of CFO. Dave is an accomplished financial leader in the security and risk management space, having previously served as Chief Financial Officer for Riskonnect and Zix. Dave also spent more than two decades at Entrust in several executive roles. In the weeks ahead, Dave will be meeting with our senior leaders, and will join us for our next All Hands.

3.	Who is Thoma Bravo? Why are they a good partner for Everbridge?

•	Thoma Bravo is one of the most experienced and successful software investors in the world.

•	They have comprehensive experience in the risk, compliance and safety sectors and a proven track record of partnering with organizations to create long-term, sustainable growth.

•	Thoma Bravo places a strong emphasis on collaboration and building even stronger companies.

•	They have great respect for our platform and our team and are excited to work with us to continue to scale our business.

4.	Why did Everbridge enter into this transaction? Why now? Does this change our strategy or mission?

•	We believe this is a great transaction for Everbridge.

•

The Board and management team regularly review our strategy against other market opportunities to maximize value. This transaction is the result of a thorough and deliberate process involving multiple parties to achieve that objective.

•

We also believe partnering with Thoma Bravo will best position us to support our customers now and into the future. Over the last several years, we have expanded and evolved our business to support customers in an increasingly complex threat landscape. With Thoma Bravo’s support, we believe we will be even better positioned to broaden our capabilities to deliver better reliability, security and compliance for our customers.

5.	When will the transaction close? What can I expect between now and then?

•	The pending transaction is expected to close in the second calendar quarter of 2024 following the receipt of shareholder approval and other customary closing conditions.

•	Until the transaction closes, we will continue to operate as an independent, publicly traded company. There are no changes to your role, responsibilities or reporting structure.

6.	What is a “go-shop”? What happens during this period?

•

During a “go-shop” period, the Board and its advisors can actively initiate and solicit alternative acquisition proposals from certain third parties, as described in the merger agreement.It is a common feature of transactions like ours and is aligned with our Board’s interest in pursuing the best possible offer.

•	Our agreement with Thoma Bravo includes a 25 day go-shop period expiring on February 29, 2024. There can be no assurance that this “go-shop” will result in a superior proposal.

7.	What does this mean for employees?

•

Until the transaction closes, we will continue to operate as an independent, publicly traded company, and it is business as usual. There are no changes to our strategy or objectives, your role or responsibilities, or any company policies. Let’s keep up the great work and continue to support our customers.

•	Even after the transaction closes, we expect to operate much the same as we do today. We will continue to be OneEverbridge.

•	We expect to continue to build on our values and unlock new and exciting opportunities for many members of our team as we grow our business with their partnership after closing.

8.	Will we keep our name and brand once the transaction closes?

•	We expect that our business will continue to operate under the Everbridge name and brand.

9.	How will this announcement affect our day-to-day responsibilities and/or reporting structures?

•	Until the transaction closes, we will continue operate as an independent, publicly traded company. There are no changes to your role, responsibilities or reporting structure.

•	While there are still many decisions to be made, even after the transaction closes, we expect to operate much the same as we do today.

•	Thank you for staying focused on your day-to-day responsibilities and supporting our customers!

10.	Will our compensation, benefits or bonus structures change as a result of this transaction?

•	Until the transaction closes, we will continue operate as an independent, publicly traded company. There are no changes to compensation, benefits or bonus structures.

•

In terms of what will happen post-close, it’s important to note that Thoma Bravo shares a similar commitment to providing competitive compensation and benefits plans to employees in recognition of the important role our employees play in our success.

11.	Are there any changes to our 2024 objectives?

•	No, our 2024 objectives remain the same. The best thing we can all do is continue to work hard and deliver for our customers.

12.	Can we still take planned vacations? Are there any changes to time off or sick leave policies?

•	There are no changes to time off or sick leave policies. You should take your planned vacations!

13.	I own Everbridge stock. What will happen to my stock?

•	For employees who are shareholders of Everbridge, upon the closing of the transaction, you will receive $28.60 in cash for each share of Everbridge that you own.

•	Until the transaction closes, our stock will continue to trade on the public market.

14.	Can I trade company stock or exercise my stock options between now and closing?

•

Until the transaction closes, our stock will continue to trade on the public market, and you can continue to make investment and trading decisions within our existing policies and regulations, including our insider trading policy.

15.	Will I continue to be subject to trading windows?

•	Yes. Since we continue to operate as a public company until close, all trading windows still apply.

16.	What happens to my vested and unvested equity awards prior to closing?

•	Until closing, equity awards will continue to vest in the ordinary course and our stock will continue to trade on the public market.

17.	What happens to my vested and unvested equity awards at closing?

•

Vested equity awards will be paid out in cash in connection with the closing of the transaction, with the cash amount per share equal to the purchase price for the pending transaction of $28.60 (and in the case of options reduced by the per share exercise price).

•	All payments will be subject to tax withholding.

18.	Will there be new equity awards and bonus structures for employees after the closing?

•	As we will no longer have publicly traded stock following the completion of the transaction, we do expect to make some adjustments to our equity-based programs.

•	We will work with Thoma Bravo to provide both short- and long-term incentive strategies for employees post-close.

•	We will provide updates as these decisions are finalized.

19.	What does this mean for our hiring strategy and outstanding offer letters?

•	We are continuing with our current hiring strategy. There is no impact on outstanding employee offer letters.

20.	What does it mean to become a private company? Are there differences we will notice?

•	As a private company, we will no longer trade on any public exchange. We will no longer have quarterly reporting requirements or public shareholders.

•	While we will be changing ownership once the transaction closes, we expect to continue operating much the same as we do today.

•	Our mission will remain to keep people safe and organizations running, and we will maintain a culture that is customer-first and that prioritizes learning, integrity and people.

•	As a private company, we will have the capacity to become a more agile organization even as we increase investments in innovation and our go-to-market platform.

21.	What should I tell customers and partners who ask about this announcement?

•

We reached out to our customers and partners to share this exciting news. We will also share messaging with the relevant teams that you can leverage in conversations with customers and partners about the pending transaction.

•

In short, you can tell them we are confident partnering with Thoma Bravo will best position us to support our customers now and into the future. Both before and after the close, our team will continue to support our customers and partners as we always have.

22.	Can I post about the pending transaction on social media?

•	We ask that you please refrain from posting or otherwise commenting publicly, consistent with our policies and social media guidelines.

23.	What do I do if I’m contacted by the media, investors or other third parties?

•

Consistent with company policy, please do not respond, and immediately forward inquiries from investors or analysts to Nandan Amladi at nandan.amladi@everbridge.com. Inquiries from the media or other outside parties should be sent to Jeff Young at jeff.young@everbridge.com.

24.	Who do I contact if I have further questions?

•	If you have any additional questions, please feel free to reach out to your manager or a member of the ELT.

•	Please keep in mind that it is early in the process, and we don’t have all of the answers today. We will keep you informed as we have updates to share.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file a proxy statement on Schedule 14A (the “proxy statement”). After the proxy statement has been declared effective by the SEC, the proxy statement will be delivered to stockholders of Everbridge. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF EVERBRIDGE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with Project Emerson Parent LLC. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Everbridge; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about its directors and executive officers is set forth in the Everbridge Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders, which were filed with the SEC on February 24, 2023 and April 13, 2023, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1993, as amended.

Key Messages / Talking Points for Employees

What We Announced

•	We announced that we have entered into a definitive agreement to be acquired by Thoma Bravo.

•	This pending transaction will allow us to build on our mission, expand our global reach and better deliver on our vision to empower organizational resilience for all.

•	We are confident that this transaction is the best path forward for our business and will allow us to unlock additional opportunities for our team, our customers and partners.

The Right Partner for Our Future

•

Thoma Bravo is one of the most experienced and successful software investors in the world. In their portfolio of prior investments they have names like: Barracuda Networks, Imperva, and McAfee. Current investments include Anaplan, Coupa, Dynatrace, Pendo, and SailPoint.

•	They have a 40-year track record of investing in and collaborating with growth-oriented, innovative software and technology companies.

•	Thoma Bravo’s comprehensive experience in the risk, compliance and safety sectors and commitment to fostering innovation will enable us to build on our momentum and advance our strategic priorities.

•	Additionally, we believe Thoma Bravo brings access to a greater pool of resources as we expand our reach around the world.

•	We will have the capacity to become a more agile organization even as we increase investments in innovation and our go-to-market platform.

Why Now?

•	Our business has always been about progress and change.

•	As the threat environment that our customers face rapidly evolves, we must evolve with it.

•	In Thoma Bravo, we will have a partner that is aligned with our vision and is committed to helping us achieve our goals.

What This Means for Employees

•	We will continue to be OneEverbridge.

•

Thoma Bravo recognizes our team’s talent. We expect to continue to build on our values and unlock new and exciting opportunities for many members of our team as we grow our business with their partnership.

Next Steps

•	We expect the transaction to close in the second calendar quarter of 2024.

•	Until then, Everbridge remains an independent, public company.

•	We are operating as usual, and it is important for all of us to remain focused on our day-to-day responsibilities.

•	Following close, we expect that our business will continue to operate much the same as we do today under the Everbridge name.

Closing

•	Thank you all for your hard work and unwavering support of Everbridge.

•	We’re excited to start this next chapter, and the journey we are on with you together.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file a proxy statement on Schedule 14A (the “proxy statement”). After the proxy statement has been declared effective by the SEC, the proxy statement will be delivered to stockholders of Everbridge. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF EVERBRIDGE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with Project Emerson Parent LLC. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Everbridge; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about its directors and executive officers is set forth in the Everbridge Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders, which were filed with the SEC on February 24, 2023 and April 13, 2023, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1993, as amended.

Form of Customer Letter

To: Everbridge Customers

From: David Wagner

Subject: An Important Announcement Regarding the Future of Everbridge

Dear Valued Customer,

I’m reaching out with some exciting news about the future of Everbridge. This morning we announced that we have entered into a definitive agreement to be acquired by Thoma Bravo, one of the most experienced and successful software investors in the world. The pending transaction will position us even better to empower organizations like yours to navigate critical events.

As a leader in critical event management, we are always looking for ways to broaden our capabilities to deliver better reliability, security, and compliance for our customers. Anticipating the needs of our customers is a critical part of our business, and I am proud to say over the last 20 years we’ve become a trusted partner to more than 6,500 global organizations.

As businesses navigate growing global uncertainty and a rapidly evolving threat landscape, public safety and operational continuity is more important than ever. We are confident that partnering with Thoma Bravo will best position us to support our customers now and into the future.

Thoma Bravo has comprehensive experience in the risk, compliance, and safety sectors and a proven track record of partnering with organizations to create long-term, sustainable growth. With their support, we will continue scaling our platform, with an emphasis on fostering innovation to address your most complex challenges.

While the consummation of this transaction will bring about a change in the ownership of Everbridge, I want to emphasize that it will not change our mission or how we partner with and support you. We expect the transaction to close in the second calendar quarter of 2024. Please reach out to your primary contact with any questions.

Thank you for your trust and continued support.

Sincerely,

David Wagner

President and CEO

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file a proxy statement on Schedule 14A (the “proxy statement”). After the proxy statement has been declared effective by the SEC, the proxy statement will be delivered to stockholders of Everbridge. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF EVERBRIDGE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with Project Emerson Parent LLC. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Everbridge; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about its directors and executive officers is set forth in the Everbridge Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders, which were filed with the SEC on February 24, 2023 and April 13, 2023, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1993, as amended.

Talking Points and Q&A for Customers

Talking Points for Customers

What We Announced

•	Thank you for reaching out / taking the time to speak with me.

•	We’re excited to announce that we’ve entered into an agreement to be acquired by Thoma Bravo, one of the most experienced and successful software investors in the world.

•	This transaction will position us even better to empower organizational resilience for customers like you to navigate critical events.

What This Means for Customers

•	While the consummation of this transaction will mean a change in the ownership of Everbridge, it does not change our mission or how we partner with you.

•

We know that our customers are facing growing global uncertainty and a rapidly evolving threat landscape. We also know that in an environment like today’s, public safety and operational continuity is more important than ever.

•	We are confident that partnering with Thoma Bravo will best position us to support you through these critical times, now and into the future.

•	Thoma Bravo has comprehensive experience in the risk, compliance, and safety sectors and a proven track record of partnering with organizations to create long-term, sustainable growth.

•	Together with Thoma Bravo, we will continue scaling our platform, with an emphasis on fostering innovation to address your most complex challenges.

Next Steps

•	In terms of next steps, we expect to complete the transaction in the second calendar quarter of 2024, subject to the satisfaction of certain conditions and approvals.

•	At that time, we will become a private company.

•	Both before and after the close, our team will continue to support you as we always have. You remain our top priority.

•	If you have any questions, please do not hesitate to reach out to your primary contact.

•	Thank you for your trust and continued support of Everbridge.

Q&A for Customers

1.	What does this mean for me, the customer? Should I expect any changes related to this announcement?

•	The short answer is you should not expect any changes as a result of this announcement.

•	Until the transaction closes, which we expect to occur in in the second calendar quarter of 2024, we remain an independent company and we are operating our business as usual.

•	Looking ahead, while the consummation of this transaction will mean a change in ownership, it does not change our mission or how we partner with you.

•	This means that even after we close the transaction, our team will continue to support you as we always have.

2.	How will this transaction benefit customers?

•	As the threat landscape rapidly evolves, partnering with Thoma Bravo will best position us to support our customers through critical events now and into the future.

•	Thoma Bravo has comprehensive experience in the risk, compliance, and safety sectors and a proven track record of partnering with organizations to create long-term, sustainable growth.

•	With their support, we will continue scaling our platform, with an emphasis on fostering innovation to address your most complex challenges.

3.	Why is Everbridge selling itself? Why now?

•	As a leader in critical event management, we are always looking for ways to broaden our capabilities to deliver better reliability, security, and compliance for our customers.

•	As businesses navigate growing global uncertainty and a rapidly evolving threat landscape, public safety and operational continuity is more important than ever.

•

As we looked to the future, we determined it was the right time to join forces with a partner that can help us continue to scale our platform and broaden our reach to address customers’ most complex challenges.

4.	Why did you choose to partner with Thoma Bravo?

•

Thoma Bravo is one of the most successful software investors in the world, brings comprehensive experience in the risk, compliance and safety sectors, and has a proven track record of partnering with organizations to create long-term, sustainable growth.

•	With their support, we will continue scaling our platform, with an emphasis on fostering innovation to address your most complex challenges.

5.	How will Everbridge’s strategy change as a private company?

•	While the consummation of this transaction will bring about a change in ownership of Everbridge, it will not change our mission or how we partner with customers.

•	We are operating as usual, with no changes to contracts or company contacts.

•	Our team will continue to support you as we always have.

6.	Should I expect changes to our contract with you? Or to Everbridge solutions, products or platform?

•	You should not expect any changes to the way we work with you as a result of this announcement.

•	This means our contracts remain in place and we will continue to provide the same solutions you rely on with the exceptional service you’ve come to expect from Everbridge.

•	Importantly, until the transaction closes, which we expect to occur in in the second calendar quarter of 2024, we remain an independent company and we are operating as usual.

•	Please continue to reach out to your usual Everbridge contact with any additional questions.

7.	When do you expect the transaction to close?

•	The transaction is expected to close in the second calendar quarter of 2024, subject to customary approvals and closing conditions.

8.	Who can I contact with additional questions?

•	Your current Everbridge point of contact.

•	Please don’t hesitate to reach out if you have any questions.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file a proxy statement on Schedule 14A (the “proxy statement”). After the proxy statement has been declared effective by the SEC, the proxy statement will be delivered to stockholders of Everbridge. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF EVERBRIDGE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with Project Emerson Parent LLC. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Everbridge; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about its directors and executive officers is set forth in the Everbridge Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders, which were filed with the SEC on February 24, 2023 and April 13, 2023, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1993, as amended.

Form of Partner Letter

To: Everbridge Partners

From: David Wagner

Subject: An Important Announcement Regarding the Future of Everbridge

Dear NAME / Valued Partner,

I’m reaching out with some exciting news about the future of Everbridge. This morning we announced that we have entered into a definitive agreement to be acquired by Thoma Bravo, one of the most experienced and successful software investors in the world.

As a leader in critical event management, we are always looking for ways to broaden our capabilities to deliver better reliability, security, and compliance for our customers – and serve as an even better partner to you.

Thoma Bravo has comprehensive experience in the risk, compliance, and safety sectors and a proven track record of partnering with organizations to create long-term, sustainable growth. With their support, we will continue scaling our platform, with an emphasis on fostering innovation to address our customers’ needs. As we continue to grow and evolve our business, we expect to create new and exciting opportunities for our partners.

We expect the transaction to close in the second calendar quarter of 2024. Until then, we will remain an independent public company and we will continue to operate as usual. While the consummation of this transaction would bring about a change in the ownership of Everbridge, it will not change our mission or our commitment to building and operating a robust partner channel. We look forward to continued joint success in winning in the market and serving our customers.

Please reach out to your primary contact with any questions.

Thank you for your trust and continued partnership.

Sincerely,

NAME

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file a proxy statement on Schedule 14A (the “proxy statement”). After the proxy statement has been declared effective by the SEC, the proxy statement will be delivered to stockholders of Everbridge. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF EVERBRIDGE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with Project Emerson Parent LLC. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Everbridge; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about its directors and executive officers is set forth in the Everbridge Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders, which were filed with the SEC on February 24, 2023 and April 13, 2023, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1993, as amended.

Talking Points and Q&A for Partners

Talking Points for Partners

What We Announced

•	Thank you for reaching out / taking the time to speak with me.

•	We’re excited to announce that we’ve entered into an agreement to be acquired by Thoma Bravo, one of the most experienced and successful software investors in the world.

•	This transaction will position us even better to empower organizational resilience for all with a leading platform for enabling customers to successfully navigate critical events.

What This Means for Partners

•	While the pending transaction will mean a change in the ownership of Everbridge, it does not change our mission to build and operate a robust partner channel.

•	You are critical to our ability to support our customers, and we are focused on making this process seamless as we work together to win in the market and service our customers.

•	Looking ahead, we expect the consummation of this transaction to create new and exciting opportunities for us to work with our partners as we grow and evolve.

•	Thoma Bravo has comprehensive experience in the risk, compliance, and safety sectors and a proven track record of partnering with organizations to create long-term, sustainable growth.

•	With Thoma Bravo’s experience and proven track record, we will deliver better reliability, security and compliance for our customers – and serve as an even better partner to you.

Next Steps / Closing

•	We expect to close the transaction in the second calendar quarter of 2024.

•	Until then, we remain an independent public company and we are operating our business as usual.

•	If you have any questions, please reach out to your primary contact.

•	Thank you for your continued partnership.

Q&A for Partners

1.	What does this mean for me? Should I expect any changes related to this announcement?

•	The short answer is you should not expect any changes at this time as a result of this announcement.

•	Until the transaction closes, which we expect to occur in in the second calendar quarter of 2024, we remain an independent company and we are operating our business as usual.

•	Looking ahead, while the consummation of this transaction means a change in ownership, it does not change our mission or commitment to our partner community.

•	You are critical to our ability to support our customers, and we are focused on making this process seamless.

2.	Why is Everbridge selling itself? Why now?

•	We are always looking for ways to broaden our capabilities to deliver better reliability, security and compliance for our customers – and serve as an even better partner to you.

•

As we looked to the future, we determined it was the right time to join forces with a partner that can help us continue to scale our platform and broaden our reach to address customers’ most complex challenges.

•	As we grow and evolve our business, we expect to create new and exciting opportunities for us to work with our partners.

3.	Who is Thoma Bravo? Why is Thoma Bravo acquiring Everbridge?

•

Thoma Bravo is one of the most successful software investors in the world, brings comprehensive experience in the risk, compliance and safety sectors, and has a proven track record of partnering with organizations to create long-term, sustainable growth.

•	With their support, we will continue scaling our platform, with an emphasis on fostering innovation to address your most complex challenges.

4.	Should I expect any changes to my current contract or my Everbridge point of contact?

•	Your current contract remains in effect. We remain committed to operating a robust partner program. Please continue to work with your current Partner Manager or primary contact.

•	You are critical to our ability to support our customers, and we are focused on making this process seamless.

5.	Who do I contact if I have further questions?

•	If you have any questions, please reach out to your primary partner contact at Everbridge.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file a proxy statement on Schedule 14A (the “proxy statement”). After the proxy statement has been declared effective by the SEC, the proxy statement will be delivered to stockholders of Everbridge. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF EVERBRIDGE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with Project Emerson Parent LLC. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Everbridge; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about its directors and executive officers is set forth in the Everbridge Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders, which were filed with the SEC on February 24, 2023 and April 13, 2023, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1993, as amended.